TOUCHSTONE STRATEGIC TRUST

Touchstone Mid Cap Growth Fund
(the "Fund")

Supplement dated November 23, 2020 to the current Prospectus and Summary Prospectus for the Fund, as may be amended or supplemented from time to time

Reduction in Expense Limitations for Class R6 and Institutional Class Shares

Effective January 1, 2021, Touchstone Advisors, Inc. has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.77% and 0.86% of average daily net assets for Class R6 and Institutional Class shares, respectively. This contractual expense limitation will be effective through January 29, 2022. The Fund’s current contractual expense limitations are 0.89% and 0.99% for Class R6 and Institutional Class shares, respectively.

There are no changes to the current expense limitations for Classes A, C and Y shares of the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TEGAX-S4-2011